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                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


                  THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT is dated as of May 31, 1999, but is effective as of April 30, 1999 ("this Amendment"), by and among NORSTAN, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (each individually, a "Bank," and collectively, the "Banks"), and U.S. BANK NATIONAL ASSOCIATION (formerly known as First Bank National Association), a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

                  A. The Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of July 23, 1996, as amended by a First Amendment dated as of October 11, 1996, a Second Amendment dated as of September 26, 1997, a Third Amendment dated as of March 20, 1998, a Fourth Amendment dated as of July 23, 1998, a Fifth Amendment dated as of September 28, 1998 and a Sixth Amendment dated as of October 21, 1998 (as so amended, the "Credit Agreement").

                  B. The parties hereto desire to amend the Credit Agreement in certain respects and to waive certain Events of Default.

                  C. The Borrower has formed or acquired three new Subsidiaries, namely, Norstan Consulting Holding Company, Norstan Consulting, Inc. and Norstan Canada, Ltd., each of which Subsidiaries is required by the terms of the Credit Agreement to become a Guarantor of the Borrower's obligations under the Credit Agreement.

                  D. Effective, January 1, 1999, Connect Computer Corporation, Vadini, Inc. d/b/a Prima Consulting, Inc. and Wordlink, Inc. were merged with and into Norstan Consulting, Inc.

                  E. The operations of Norstan Canada, Inc. ceased as of April 30, 1999 and the assets thereof were transferred to Norstan Canada, Ltd. as of May 1, 1999.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein, but which are defined in the Credit Agreement, shall have the meanings ascribed to such terms in the Credit Agreement unless the context otherwise requires.

                  Section 2. AMENDMENTS TO CREDIT AGREEMENT. Subject to Section 5 hereof, the Credit Agreement is hereby amended as follows:

                  (a) Article IV thereof is amended by adding thereto the following new Section 4.20:

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                  Section 4.20 YEAR 2000. The Borrower has reviewed and assessed its business operations and computer systems and applications to address the "year 2000 problem" (that is, that computer applications and equipment used by the Borrower, directly or indirectly through third parties, may be unable to properly perform date-sensitive functions before, during and after January 1, 2000). The Borrower reasonably believes that the year 2000 problem will not result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects or ability to repay the Bank. The Borrower is in the process of implementing a plan to remediate year 2000 problems and will complete implementation of such plan with respect to any material year 2000 problems, and testing thereof, by September 30, 1999. The Borrower agrees that this representation will be true and correct on and shall be deemed made by the Borrower on each date the Borrower requests any Advance under this Agreement or the Note or delivers any information to the Bank. The Borrower will promptly deliver to the Bank such information relating to this representation and covenant as the Bank may request from time to time.

                  (b) Section 6.5 thereof is amended to read as follows:

                  Section 6.5 SUBSIDIARIES. After the date of this Agreement, the Borrower will not, and will not permit any Subsidiary to, form or acquire any corporation which would thereby become a Subsidiary, unless
         (a) 100% of the issued and outstanding capital stock of such Subsidiary is owned by Norstan, Inc. or by a 100%-owned Subsidiary of Norstan, Inc., (b) each line of business of such Subsidiary is within the communications and information technology industries and (c) the aggregate amount of the Borrower's Investment or Investments in all such Subsidiaries shall not exceed the amounts set forth in Section 6.10(l); provided, however, that Norstan Communications, Inc. shall be permitted to acquire the initial 75% of the membership interest in Connaissance contemplated by the Connaissance Agreement and on May 1, 2001, to acquire the remaining 25% of the membership interest in Connaissance in accordance with the Connaissance Agreement and to invest an additional $200,000 in Connaissance for the sole purpose of acquiring certain assets of ASP Consulting; and provided, further, that the Borrower shall be permitted to acquire 100% of the issued and outstanding capital stock of Wordlink, Inc. notwithstanding the Borrower's failure to comply with clauses (iii) and (iv) of Section 6.10(l) at the time of such acquisition.

                  (c) Section 6.8 thereof is amended to read as follows:

                  Section 6.8 CAPITAL EXPENDITURES. The Borrower will not, and will not permit any Subsidiary to, make Capital Expenditures in an amount exceeding, on a consolidated basis in any fiscal year, an amount equal to (a) seven percent (7%) of the consolidated revenues of the Borrower and the Subsidiaries as reported in their consolidated financial statements for the preceding fiscal year, PLUS (b) for the fiscal year ending April 30, 1998 only, Capital Expenditures attributable to the PRIMA Acquisition, plus (c) Capital

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         Expenditures attributable to the acquisition of membership interests in
         Connaissance pursuant to the Connaissance Agreement and the $200,000 Investment in Connaissance for the purpose of acquiring certain assets of ASP Consulting, as permitted under Section 6.5.

                  (d) Section 6.10(k) thereof is amended to read as follows:

                  6.10(k) Loans and advances (i) by the Borrower to Norstan Communications, Inc., Norstan Network Services, Inc., Norstan Consulting, Inc. (with respect to Connect Computer Company, PRIMA and Wordlink, Inc., all of which were merged with and into Norstan Consulting, Inc. effective January 1, 1999), Norstan-UK, Norstan International and Connaissance and (for purposes other than to finance lease account receivables, as specified in 6.10(j) above) to Norstan Canada, and (ii) by Norstan Communications, Inc. to Connaissance as contemplated by the Connaissance Agreement, provided that, prior to the Borrower's acquisition of the remaining 25% membership interest in Connaissance pursuant to the Connaissance Agreement, the aggregate amount of such loans and advances to Connaissance shall not exceed $4,000,000 at any time outstanding prior to April 30, 2000 and $3,000,000 at any time outstanding on or after April 30, 2000.

                  (e) Section 6.16 thereof is amended to read as follows:

                  Section 6.16 MINIMUM EBITDA. The Borrower will not permit EBITDA to be less than (a) $9,000,000 for the period of one fiscal quarter ending April 30, 1999, (b) $16,000,000 for the period of two consecutive fiscal quarters ending July 31, 1999, (c) $26,000,000 for the period of three consecutive fiscal quarters ending October 31, 1999, (d) $35,000,000 for the period of four consecutive fiscal quarters ending January 31, 2000 and (e) $40,000,000 for each period of four consecutive fiscal quarters ending on or after April 30, 2000.

                  (f) Section 6.19 thereof is amended to read as follows:

                  Section 6.19 INTEREST COVERAGE RATIO. The Borrower will not permit the Interest Coverage Ratio to be less than (a) 6.0 to 1.0 as of April 30, 1999, July 31, 1999 and October 31, 1999 and (b) 8.0 to 1.0
         as of January 31, 2000 and as of the last day of any fiscal quarter ending thereafter.

                  Section 3. WAIVER. The Borrower has informed the Banks that it was not in compliance with its covenant under Section 6.10(k)(ii) hereof as constituted prior to the date hereof, in that the aggregate outstanding principal of loans and advances from Norstan Communications, Inc. to Connaissance was in excess of $2,000,000, and that it was not in compliance with its covenant under Section 6.16 of the Credit Agreement for the period ended January 31, 1999, in that its actual EBITDA for the period of four consecutive fiscal quarters ended on that date was less than $35,000,000. Each such instance of noncompliance constitutes an Event of Default under the Credit Agreement. Upon satisfaction of the conditions set forth in

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Section 5 of this Amendment, the Banks hereby waive the Events of Default under the Credit Agreement described in the preceding sentences. This waiver is limited to the express terms hereof and shall not extend to any other Default, Event of Default or any other period. This waiver shall not be and shall not be deemed to be a course of dealing upon which the Borrower may rely with respect to any other Default, Event of Default or request for a waiver and the Borrower hereby expressly waives any such claim.

                  Section 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Banks and the Agent to execute and deliver this Amendment (which representations and warranties shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Agent and the Banks that:

                  (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (c) the execution, delivery and performance by the Borrower of the Amendment (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which any of its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 4(c);

                  (d) as of the date hereof, no unwaived Default or Event of Default has occurred which is continuing; and

                  (e) all the representations and warranties contained in
         Article IV of the Credit Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof.

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                  Section 5. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This
Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) the Agent shall have received executed counterparts of this Amendment, duly executed by the Borrower and each of the Banks;

                  (b) the Agent shall have received from the Guarantors a Consent and Agreement of Guarantors in the form of Exhibit A hereto (the "Guarantor Agreements") duly completed and executed by each Guarantor;

                  (c) the Agent shall have received from each of Norstan Consulting Holding Company, Norstan Consulting, Inc. and Norstan Canada, Ltd. a Guaranty substantially in the same form as the Guaranties heretofore executed by the other Guarantors, duly executed by each such Subsidiary;

                  (d) the Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment, certified by its Secretary or an Assistant Secretary, together with a certificate of the Secretary or an Assistant Secretary of the Borrower certifying as to the incumbency and the true signatures of the officers authorized to execute this Amendment on behalf of the Borrower; and

                  (e) the Agent shall have received the favorable opinion of counsel to the Borrower covering the matters set forth in Exhibit B hereto, which opinion shall be in form and substance satisfactory to the Agent.

Upon receipt of all of the foregoing, the Agent shall notify the Borrower and the Banks that this Amendment has become effective (but the failure of the Agent to give such notice shall not affect the validity of this Amendment or prevent it from becoming effective), whereupon this Amendment shall be retroactively effective as of April 30, 1999.

                  Section 6. AFFIRMATION; REAFFIRMATION. Each party hereto affirms and acknowledges that (a) the Credit Agreement as amended by this Amendment remains in full force and effect in accordance with its terms and (b) all references to the "Credit Agreement" or any similar term contained in any other Loan Document shall be deemed to be references to the Credit Agreement as amended hereby. The Borrower hereby confirms, ratifies, approves and reaffirms each of the Loan Documents and agrees that each of the Loan Documents, as amended hereby, remains in full force and effect.

                  Section 7.  GENERAL.

                  (a) The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by

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         the Agent in the preparation, negotiation and execution of this
         Amendment and any other document required to be furnished herewith, and to pay and save the Agent harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

                  (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

                  (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

                  (e) This Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and the successors and assigns of the Agent and the Banks.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the day and year first above written.

                                        NORSTAN, INC.


                                        By: /s/ Robert J. Vold
                                           -----------------------------------
                                        Its:  Treasurer
                                            ----------------------------------

                                        U.S. BANK NATIONAL ASSOCIATION,
                                           as a Bank and as Agent

                                        By: /s/ David Shapiro
                                           -----------------------------------
                                        Its: Assistant Vice President
                                            ----------------------------------


                                        HARRIS TRUST AND SAVINGS BANK


                                        By: /s/ Andrew K. Peterson
                                           -----------------------------------
                                        Its: Managing Director
                                            ----------------------------------


                                        M&I MARSHALL & ILSLEY BANK


                                        By: /s/ Stephen F. Geimer
                                           -----------------------------------
                                           Its: Vice President
                                               -------------------------------
                                        By: /s/ Robert A. Nielsen
                                           -----------------------------------
                                           Its: Assistant Vice President

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION


                                        By: /s/ Brad Sullivan
                                           -----------------------------------
                                           Its: Assistant Vice President



            [Signature Page to Seventh Amendment to Credit Agreement]

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